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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
AgriBioTech, Inc.:


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                        /s/ KPMG PEAT MARWICK LLP



Albuquerque, New Mexico
October 11, 1996